UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) November 7, 2006

K&F Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

333-124870
(Commission File Number)

20-1844325
(IRS Employer Identification No.)

50 Main Street, 4th Floor, White Plains, NY
(Address of principal executive offices)

(914) 448-2700
(Registrants’ telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Non-management directors meet at regularly scheduled executive sessions without management, in accordance with Rule 303A.03 of the New York Stock Exchange, and Lawrence A. Bossidy, the Chairman of the Board, presides at these sessions of the non-management directors.  This information was omitted from Registrant’s Proxy Statement dated April 24, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries Holdings, Inc.

Date: November 7, 2006	By:	/S/ Ronald H. Kisner
Executive Vice President, Secretary and General Counsel